                                                                     EXHIBIT 4.2


                                                                   SHARES



                           HEALTHSPRING, INC. (LOGO)



    NUMBER                                                     CUSIP TO COME
HS-
                                                              SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS


INCORPORATED UNDER THE LAWS      HEALTHSPRING, INC.        THIS CERTIFICATE IS
 OF THE STATE OF DELAWARE                                     TRANSFERABLE IN
                                                               NEW YORK, NY




THIS CERTIFIES THAT





is the owner of



           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                         PAR VALUE $0.01 PER SHARE, OF


HealthSpring, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

     The shares represented by this certificate are issued and held subject to all of the restrictions, conditions and provisions set forth in the charter of the Corporation, to all of which the holder hereof agrees by the acceptance of this certificate.

     This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:


/s/ Herbert A. Fritch                                       /s/ J. Gentry Barden

    President and Chief Executive Officer                       Secretary



Countersigned and Registered:
AMERICAN STOCK TRANSFER & TRUST COMPANY
          (New York, NY)

By                       Transfer Agent
                          and Registrar

                   Authorized Signature

                               HEALTHSPRING, INC.

     The Corporation will furnish without charge to each stockholder who so requests, a copy of the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such requests may be addressed to the Secretary of the Corporation or to the Transfer Agent and Registrar named on the face of this certificate.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common                        UNIF GIFT MIN ACT-_________ Custodian _________
TEN ENT   - as tenants by the entireties                                   (Cust)              (Minor)
JT TEN    - as joint tenants with right of                        under Uniform Gifts to Minors
            survivorship and not as                               Act ______________________
            tenants in common                                              (State)


    Additional abbreviations may also be used though not in the above list.


For value received, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

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          Please print or typewrite name and address including postal zip code of assignee


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________________________________________________________________________ Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________

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Attorney to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.

Dated,
       ---------------------



     NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.



SIGNATURE(S) GUARANTEED: _______________________________________________________
                         THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED THE COMPANY MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.